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TRANSAMERICA PARTNERS PORTFOLIOS
(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Four Manhattanville Road
Purchase, New York 10577
October 3, 2008
Dear Contract Holder:
          We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company with unit interests in the Small Core Subaccount of Transamerica Partners Variable Funds. The enclosed information statement describes Fort Washington Investment Advisors, Inc. (the “Subadviser”), one of four subadvisers to the Transamerica Partners Small Core Portfolio (the “Portfolio”), the underlying mutual fund in which all the assets of the Small Core Subaccount are invested.
          On May 15, 2008, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Subadviser and terminated Mazama Capital Management as a subadviser. INVESCO Institutional (N.A.), Inc., RS Investment Management Co. LLC and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allotted portions of the Portfolio’s assets.
          Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the subadvisory agreement with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-800-755-5801 if you have any questions.
Sincerely,
/s/ Dennis P. Gallagher
Dennis P. Gallagher
Vice President, General Counsel and Secretary of
Transamerica Partners Portfolios

TRANSAMERICA PARTNERS
SMALL CORE
TRANSAMERICA PARTNERS INSTITUTIONAL
SMALL CORE
570 Carillon Parkway
St. Petersburg, Florida 33716
October 3, 2008
Dear Shareholder:
          The enclosed information statement describes Fort Washington Investment Advisors, Inc. (the “Subadviser”), one of four subadvisers to the Small Core Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core are invested.
          On May 15, 2008, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Subadviser and terminated Mazama Capital Management as a subadviser. INVESCO Institutional (N.A.), Inc., RS Investment Management Co. LLC and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allotted portions of the Portfolio’s assets.
          Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the subadvisory agreement with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Vice President, General Counsel and Secretary

SMALL CORE PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
October 3, 2008
Dear Shareholder:
          The enclosed information statement describes Fort Washington Investment Advisors, Inc. (the “Subadviser”), one of four subadvisers to the Small Core Portfolio (the “Portfolio”).
          On May 15, 2008, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Subadviser and terminated Mazama Capital Management as a subadviser. INVESCO Institutional (N.A.), Inc., RS Investment Management Co. LLC and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allotted portions of the Portfolio’s assets.
          Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the subadvisory agreement with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Vice President, General Counsel and Secretary

SMALL CORE PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: (800) 299-1800
INFORMATION STATEMENT
This Information Statement is being provided to investors in the Small Core Portfolio (referred to as the “Portfolio”) by the Portfolio’s Board of Trustees (referred to as the “Board”) in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (referred to as the SEC) on August 5, 1998. The exemptive order permits the Transamerica Asset Management, Inc., the Portfolio’s investment adviser (“TAM” or the “Adviser”), to hire new subadvisers, to approve new subadvisory agreements, and to make changes to existing subadvisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940 (referred to as the “1940 Act”), of those parties (referred to as the “Independent Trustees”), without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the hiring of a new subadviser or the subadvisory agreement with the new subadviser, but are encouraged to review this Information Statement.
The Portfolio will pay for the costs associated with preparing and distributing this information statement to its shareholders.
We Are Not Asking You For a Proxy and You are Requested Not To Send Us a Proxy
The Portfolio is a series of Transamerica Partners Portfolios (referred to as the “Trust”), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993, amended and restated as of August 30, 2002 and further amended and restated as of November 1, 2007. The Portfolio was designated as a separate series of the Trust on April 23, 1993, and commenced operations on July 1, 1994. The Portfolio’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
The annual report for the Portfolio for the period ended December 31, 2007, and the semi-annual report for the Portfolio for the period ended June 30, 2008, have been be sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.
This Information Statement is being mailed on or about October 3, 2008.
Background
The Portfolio is a master fund in a master/feeder mutual fund structure. Currently 7 feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of November 1, 2007 (referred to as the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on August 10, 2007. The Advisory Agreement was submitted to a vote of investors on October 30, 2007. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”
Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the subadvisers’ continued performance. The Adviser may terminate the services of any subadviser at any time.
On May 15, 2008, the Board of Trustees of the Portfolio approved the termination of Mazama Capital Management as a subadviser and approved a new subadvisory agreement with Fort Washington Investment Advisors, Inc. (referred to as “FWIA”). FWIA became a subadviser to the Portfolio on July 7, 2008 pursuant to a subadvisory agreement with TAM. INVESCO Institutional (N.A.), Inc., RS Investment Management Co. LLC and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allotted portions of the Portfolio’s assets. This Information Statement describes FWIA and its subadvisory agreement relating to the Portfolio (referred to as the “FWIA Subadvisory Agreement”).
No officer or Trustee of the Portfolio is a director, officer or employee of FWIA. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in FWIA or any other person controlling, controlled by or under common control with FWIA. Since January 1, 2007, none of the Trustees of the Portfolio has had any material interest, or direct or indirect, in any material transactions, or in any material proposed transactions, to which FWIA or any of its affiliates was or is to be party.
Existing Advisory Agreement
As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of November 1, 2007, and continues in effect for an initial term of two years, subsequently from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. TAM may terminate the Agreement as to the Portfolio at any time, without payment of any penalty, on 60 days’ written notice to the Portfolio. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.
The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services that the Adviser may provide including making available executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Portfolio’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by the Trust.

The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with such policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Portfolio.
The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Portfolio to the Adviser appears below the caption “TAM Advisory Fees.”
Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.
Terms of the Subadvisory Agreement
Prior to May 15, 2008, Mazama Capital Management (referred to as “Mazama”) served as a subadviser to the Portfolio. Mazama was founded in 1993 and has been registered as an investment adviser with the Securities and Exchange Commission since 1997. Mazama is organized as an Oregon corporation and an employee-owned firm. Mazama’s principal office is located at One SW Columbia Street, Suite 1500, Portland, Oregon 97258.
Mazama provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Mazama and Diversified Investment Advisors, Inc., a Delaware corporation and the Adviser’s predecessor in interest (referred to as the “Mazama Subadvisory Agreement”). As a subadviser of the Portfolio, Mazama was responsible for managing a portion of the assets of the Portfolio in a manner consistent with the terms of the Mazama Subadvisory Agreement and the investment objectives of the Portfolio.
The Mazama Subadvisory Agreement was dated as of March 14, 2005. The Board, including a majority of the Independent Trustees, last approved the Mazama Subadvisory Agreement on May 15, 2008.
At a meeting of the Board held on May 15, 2008, the Board considered, at the Adviser’s recommendation, the termination of Mazama as a subadviser of the Portfolio and the engagement of FWIA as a subadviser to the Portfolio. As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the Mazama Subadvisory Agreement and to enter into a new subadvisory agreement with FWIA. Effective July 3, 2008, the Adviser terminated the Mazama Subadvisory Agreement and entered into the FWIA Subadvisory Agreement.
Comparison of the Subadvisory Agreements
A description of the investment advisory fees to be paid by the Adviser to FWIA appears below under the caption “FWIA Subadvisory Fee.” A comparison of that fee to the fee paid by the Adviser to Mazama appears below under the caption “Mazama Subadvisory Fee.”
The new subadvisory agreement with FWIA was approved by the Board on May 15, 2008, was effective as of July 7, 2008, was amended and restated on August 20, 2008. This new subadvisory agreement, as amended and restated, is referred to as the FWIA Subadvisory Agreement. The FWIA Subadvisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the FWIA Subadvisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The FWIA Subadvisory Agreement may be (i) terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of such Portfolio’s management agreement with the Adviser; and (iii) may be terminated at any time by FWIA on 90 days’ written notice to the other party. The Mazama Subadvisory Agreement contained similar provisions.
Under the terms of the FWIA Subadvisory Agreement, FWIA furnishes continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The Mazama Subadvisory Agreement contained similar provisions.
The FWIA Subadvisory Agreement provides that FWIA is responsible for providing investment advice to the Portfolio, subject to the supervision of the Board, with respect to such portion of the Portfolio’s assets as shall be allocated to FWIA by the Adviser from time to time. The Mazama Subadvisory Agreement also limited Mazama to the management of the discrete portion of the assets of the Portfolio allocated to it by the Board and communicated to Mazama in writing. Both the Mazama Subadvisory Agreement and the FWIA Subadvisory Agreement prohibit the subadviser from directly or indirectly consulting with any other subadviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets.
Pursuant to the FWIA Subadvisory Agreement, FWIA agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The Mazama Subadvisory Agreement contained similar provisions.
The FWIA Subadvisory Agreement states that FWIA shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect FWIA against any liability to the Adviser or the Portfolio to which FWIA would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Mazama Subadvisory Agreement contained similar provisions. The Mazama Subadvisory Agreement also provided that Mazama would be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Mazama Subadvisory Agreement other than for any liability, damages or expenses arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law. The FWIA Subadvisory Agreement contains no such provision.
The FWIA Subadvisory Agreement provides that FWIA may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to FWIA, or to any other fund or account over which FWIA or its affiliates exercise investment discretion. The FWIA Subadvisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, FWIA may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where FWIA has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or FWIA’s overall responsibilities with respect to the Portfolio and to other funds and clients for which FWIA exercises investment discretion. The Mazama Subadvisory Agreement contained similar provisions.
The Mazama Subadvisory Agreement stated that when Mazama deemed the purchase or sale of a security to be in the best interest of the Portfolio as well as Mazama’s other clients, Mazama, to the extent permitted by applicable laws and regulations, could, but would be under no obligation to aggregate the securities to be sold or purchased in order to obtain a more favorable price or lower brokerage commissions and efficient execution. The FWIA Subadvisory Agreement does not specifically address aggregation of orders.
The FWIA Subadvisory Agreement provides that unless the Adviser advises FWIA in writing that the right to vote proxies has been expressly reserved to the Adviser or Transamerica Funds or otherwise delegated to another party, FWIA shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolio’s securities managed by FWIA, in accordance with FWIA’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. FWIA agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Mazama Subadvisory Agreement provided that Mazama would make written recommendations to the Adviser as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the Portfolio’s securities were to be exercised, but that the Adviser would assume the responsibility for the actual voting of any voting rights.
Under the FWIA Subadvisory Agreement, FWIA will review, on a daily basis, the security valuations of the securities held by the Portfolio. If FWIA believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, FWIA will notify the Adviser promptly. In addition, FWIA is required to be available to consult with the Adviser in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. The Mazama Subadvisory Agreement did not specifically address fair valuation procedures.
The FWIA Subadvisory Agreement requires that FWIA supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to FWIA relating to the services provided pursuant to the FWIA Subadvisory Agreement, including such information the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Mazama Subadvisory Agreement required Mazama to provide the Adviser with all written compliance policies and procedures (and all updates thereto) and otherwise comply with all reasonable requests by the Adviser to ensure compliance with applicable law.
Investors should refer to Exhibit B attached hereto for the complete terms of the FWIA Subadvisory Agreement. The description of the FWIA Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the FWIA Subadvisory Agreement as set forth in Exhibit B.
Portfolio Managers
The day-to-day management of the Portfolio will be the responsibility of Bihag N. Patel, David K. Robinson, Daniel J. Kupusta and Richard R. Jandrain III.
Mr. Patel, CFA and Senior Portfolio Manager of the Portfolio has been active in the industry since 1998 and joined FWIA in 2004. Mr. Robinson, CFA and Senior Portfolio Manager of the Portfolio has been active in the industry since 1986 and joined FWIA in 2004. Mr. Kupusta, Senior Portfolio Manager of the Portfolio has been active in the industry since 1987 and joined FWIA in 2004. Mr. Jandrain, Managing Director and Senior Portfolio Manager of the Portfolio has been active in the industry since 1977 and joined FWIA in 2004.
The portfolio management team has been working together for ten years.
TAM Advisory Fees
Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.80% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2007 to December 31, 2007 were $9,057,423 after waivers and reimbursements.
As of December 31, 2007, the Portfolio had net assets of $950,197,463.
FWIA Subadvisory Fee
Under the FWIA Subadvisory Agreement, the Adviser (not the Portfolio) pays FWIA for its services on the basis of the following annual fee schedule:
FWIA Fee Schedule
0.55% of the first $100 million of net assets;
0.50% of the next $100 million of net assets; and
0.45% of the net assets in excess of $200 million.
For purposes of calculating the subadvisory fee, net assets are equal to the market value of the portion of the Portfolio allocated to FWIA. Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.
Mazama Subadvisory Fee
Under the Mazama Subadvisory Agreement, the Adviser (not the Portfolio) paid Mazama for its services on the basis of the following annual fee schedule:
Mazama Fee Schedule
0.55% of net assets
For purposes of calculating the subadvisory fee, the net assets of the Portfolio were valued at their market value. Fees were calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fees were paid quarterly.
Fees paid to Mazama for services provided pursuant to the Mazama Subadvisory Agreement for the period from January 1, 2007 to December 31, 2007 were $1,304,321. Fees that would have been payable to FWIA for services provided pursuant to the FWIA Subadvisory Agreement for the same period, had the FWIA Subadvisory Agreement been in effect for such period, would have been $986,941. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees.
Information Regarding FWIA
Fort Washington Investment Advisors, Inc., an Ohio corporation, founded May 16, 1990, is the money management and primary investment of The Western and Southern Life Insurance Company (“Western & Southern Life”), with more than $27.4 billion in assets as of December 31, 2007. (This does not include Todd Investment Advisors, Inc., a wholly owned subsidiary, with $3.7 billion in primary assets under management; or Fort Washington Capital Partners Group, a division of Fort Washington Investment Advisors, Inc., with more than $1.4 billion in commitments under management and/or advertisement). Fort Washington Investment Advisors, Inc. is a wholly owned subsidiary of Western & Southern Financial Group®. Except as noted below, the principal business address of FWIA is 303 Broadway, Suite 1200, Cincinnati, OH 45202.
Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of FWIA as of June 1, 2008. The principal address of each individual as it relates to his or her duties at FWIA is the same as that of FWIA.

Name	Positions with Fort Washington Investment Advisors and Principal Occupation if Different from Position(s) with Fort Washington Investment Advisors
Nicholas P. Sargen, PhD	Chief Investment Officer
Maribeth S. Rahe	President and CEO
John F. Barrett	Director; Chairman, President & CEO, Western & Southern Financial Group
Robert L. Walker	Director; Senior Vice President & Chief Financial Officer, Western & Southern Financial Group
Donald J. Wuebbling	Director; Senior Vice President & General Counsel, Western & Southern Financial Group
Margaret C. Bell	Managing Director, Business Development
Richard R. Jandrain III*	Managing Director, Growth Equity
Roger M. Lanham, CFA	Managing Director, Insurance and Sector Focused Fixed Income
John J. O’Connor, CFA	Managing Director, Private Equity
Timothy J. Policinski, CFA	Managing Director, Institutional Fixed Income
Brendan M. White, CFA	Managing Director, High Yield
Michele Hawkins, CRCP	Chief Compliance Officer
Mark A. Frietch	Managing Director, Investment Operations and Marketing
Jeffrey D. Meek, CPA	Senior Financial Officer
James A. Markley, Jr.	Managing Director, Wealth Management Group
Daniel J. Kapusta*	Senior Portfolio Manager, Growth Equity/Portfolio Management and Research
David K. Robinson, CFA*	Senior Portfolio Manager, Growth Equity/Portfolio Management and Research
Bihag N. Patel, CFA*	Senior Portfolio Manager, Growth Equity/Portfolio Management and Research
John D. Helton	Senior Equity Trader
Kevin J. Wittich	Equity Trader
Stephen Ball	Vice President, Business Development Officer
Steve Baker	Managing Director, Private Equity
Christopher Baucom	Managing Director, Private Equity
John Bessonne	Vice President, Regional Director Private Equity
Paul Cohn	Vice President, Regional Director Private Equity
Rance Duke	Vice President, Senior Portfolio Manager
Tom Finn	Vice President, Senior Portfolio Manager
Marty Flesher	Vice President, Business Development Officer
John Goetz	Vice President, Senior Portfolio Manager
Howard Lodge	Vice President, Senior Portfolio Manager
Jon Niemeyer	Vice President, Associate General Counsel
Nancy Schultz	Vice President, Controller
Dick Taulbee	Vice President, Treasurer
Charlie Ulbricht	Vice President Senior Portfolio Manager
James Vance	Vice President, Treasurer
Scott Weston	Vice President, Senior Portfolio Manager
Terrie Wiedenheft	Senior Vice President, Chief Financial Officer
Jamie Wilhelm	Vice President, Traditional Value

*	Located in the Fort Washington Investment Advisors — Columbus, OH office 41 South High Street, Suite 2495, Columbus, OH 43215

Management Activities. FWIA acts as adviser or subadviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Comparable Funds for which FWIA	Asset Managed by FWIA as
serves as Subadviser	of May 31, 2008 ($Million)	Subadvisory Fee Paid to FWIA
Touchstone Diversified Small Cap Growth Fund	$43,893,606	0.60%

Funds for which FWIA serves as	Asset Managed by FWIA as
Investment Adviser	of May 31, 2008 ($Million)	Management Fee Paid to FWIA
None	None	None
Evaluation by the Board
At a meeting held on May 15, 2008, the Board approved the Subadvisory Agreement following a presentation by the Adviser and representative of FWIA. Discussed below are some of the material factors considered by the Board.
The Board considered information with respect to FWIA and whether the FWIA Subadvisory Agreement was in the best interests of the Portfolio and its shareholders. The Board considered FWIA’s focus on companies that are experiencing improving secular or cyclical fundamental trends, companies that are of high quality and well-managed, and companies with competitive business models. The Board was advised that FWIA’s strategy is based on a bottom-up process emphasizing stock selection along with consideration of industry exposure. The Board also noted that FWIA controlled risk by limiting sector weights to approximately 5% above or below the Russell 2000 Growth Index.
The Board reviewed the qualifications, backgrounds and responsibilities of the FWIA team responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by FWIA under the FWIA Subadvisory Agreement. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to FWIA in light of the nature, extent and quality of the management services expected to be provided by FWIA. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to FWIA.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the FWIA Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the FWIA Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same mature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the FWIA Subadvisory Agreement.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the FWIA Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Trustees discussed the proposed approval of the FWIA Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser or FWIA were present.
ADDITIONAL INFORMATION
The Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver Colorado 80237.
As of September 5, 2008, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of September 5, 2008, the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

	Amount and Nature of	Percentage of
Name of Investor	Beneficial Ownership	Beneficial Ownership
Transamerica Financial Life Insurance Company*	$93,726,370.68	29.35%
Diversified Investment Advisors Collective Trust*	$84,779,276.06	14.18%
Transamerica Investors Small Core Fund, a series of Transamerica Partners Funds Group**	$202,330,597.80	33.85%
Transamerica Institutional Small Core Fund, a series of Transamerica Partners Funds Group II**	$135,172,447.55	22.62%

*	The address of the investor is Four Manhattanville Road, Purchase, New York, New York, 10577.

**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher

Dennis P. Gallagher
Vice President, General Counsel and Secretary

October 3, 2008

EXHIBIT A
INVESTMENT ADVISORY AGREEMENT
Transamerica Fund Advisors, Inc.
          This Agreement, entered into as of November 1, 2007 between Diversified Investors Portfolios, a New York trust (referred to herein as the “Trust”), and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund”).
          The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management functions. TFAI desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
          1. Appointment. The Trust hereby appoints TFAI as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
          2. Investment Advisory Services. In its capacity as investment adviser to each Fund, TFAI shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”), TFAI shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TFAI shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TFAI. TFAI is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.
(b)	TFAI will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TFAI or its affiliates exercise investment discretion. TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TFAI’s authority regarding the execution of the Fund’s portfolio transactions provided herein.
(c)	The Fund hereby authorizes any entity or person associated with TFAI which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TFAI agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TFAI or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TFAI and its directors and officers.

(d)	TFAI shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.
          3. Management Services. TFAI shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund. TFAI shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust. In accordance with the foregoing, TFAI shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.
          4. Subadvisers. Subject to the Board’s approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of TFAI, in which TFAI delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which TFAI is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

          5. Activities of TFAI. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TFAI who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TFAI to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TFAI is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TFAI. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TFAI’s policies and procedures as presented to the Board from time to time.
          6. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
          7. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	The Trust shall at all times keep TFAI fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TFAI with such other documents and information with regard to each Fund’s affairs as TFAI may from time to time reasonably request.
(b)	TFAI shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. TFAI shall furnish the Trust with such other documents and information with regard to each Fund’s affairs as the Trust may from time to time reasonably request.
          8. Compensation of TFAI. As compensation for the services performed by TFAI, each Fund shall pay TFAI, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TFAI for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
          9. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TFAI or any affiliated company of TFAI, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of TFAI’s or any affiliated company’s staff.
          10. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
          11. Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated with respect to any Fund by TFAI at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TFAI and the Trust. This Agreement shall terminate automatically in the event of its assignment by TFAI and shall not be assignable by the Trust without the consent of TFAI. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
          12. Use of Name. If this Agreement is terminated with respect to any Fund and TFAI no longer serves as investment adviser to the Fund, TFAI reserves the right to withdraw from the Trust the use of the names Transamerica and Transamerica Partners with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TFAI or any of its affiliates.

          13. Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. TFAI assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TFAI against any liability to the Fund to which TFAI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term “TFAI” shall include any affiliates of TFAI performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TFAI and such affiliates.
          14. Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
          15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TFAI.
          16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. This Agreement replaces the investment advisory agreement between the Trust and Diversified Investment Advisors, Inc. (“Diversified”), and TFAI succeeds to all rights and obligations of Diversified under all existing subadvisory agreements for the Funds to which Diversified is a party.
          17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
          18. Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the state of New York, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TFAI agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.
By:	/s/T. Gregory Reymann, II
Name:	T. Gregory Reymann, II
Title:	Senior Vice President and Chief Compliance Officer

DIVERSIFIED INVESTORS PORTFOLIOS
By:	/s/Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

Schedule A

Fund	Investment Advisory Fee
Money Market Portfolio	0.25%

High Quality Bond Portfolio	0.35%

Inflation-Protected Securities Portfolio	0.35%

Core Bond Portfolio	0.35%

Total Return Bond Portfolio	0.35%

High Yield Bond Portfolio	0.55%

Balanced Portfolio	0.45%

Value & Income Portfolio	0.45%

Value Portfolio	0.50%

Growth & Income Portfolio	0.60%

Equity Growth Portfolio	0.62%

Aggressive Equity Portfolio	0.77%

Mid-Cap Value Portfolio	0.67%

Mid-Cap Growth Portfolio	0.72%

Small-Cap Value Portfolio	0.82%

Special Equity Portfolio	0.80%

Small-Cap Growth Portfolio	0.87%

International Equity Portfolio	0.75%

EXHIBIT B
AMENDED AND RESTATED INVESTMENT SUBADVISORY AGREEMENT
FORT WASHINGTON INVESTMENT ADVISORS, INC.
     This Amended and Restated Investment Subadvisory Agreement (this “Agreement”), dated August 20, 2008, amends and restates in its entirety the Investment Subadvisory Agreement, entered into as of July 7, 2008 (the “Effective Date”), by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Fort Washington Investment Advisors, Inc., an Ohio corporation (referred to herein as the “Subadviser”).
     TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.
(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.
(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.
(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.
(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.
          3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
          4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.
(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
          5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
          6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
          7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
          8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
          9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’

advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
          10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
          11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
          12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
          13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
          14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
          15. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.
By:	/s/ Christopher Staples
Name:	Christopher Staples
Title:	Senior Vice President and Chief Investment Officer

FORT WASHINGTON INVESTMENT ADVISORS, INC.
By:	/s/ Maribeth S. Rahe
Name:	Maribeth S. Rahe
Title:	President & CEO

By:	/s/ Margaret C. Bell
Name:	Margaret C. Bell
Title:	Managing Director, Business Development

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Small Core	0.55% of the first $100 million;
0.50% of the next $100 million; and
0.45% of average daily net assets in excess of $200 million.